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                                                                    EXHIBIT 10.7

                             AMENDED AND RESTATED
                             WHITTAKER CORPORATION
                     LONG-TERM STOCK INCENTIVE PLAN (1989)


SECTION 1.  Purpose

     The purposes of the Whittaker Corporation Long-Term Incentive Plan (1989) (the "Plan") are to promote the interests of Whittaker Corporation (the "Company") and its shareholders by (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.

SECTION 2.  Definitions

     "Affiliate" shall mean any corporation or other entity which is not a Subsidiary but as to which the Company possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body.

     "Award" shall mean a grant or award under Section 6 through 10, inclusive, of the Plan, as evidenced in a written document delivered to a Participant as provided in Sec tion 11(b).

     "Board of Directors" shall mean the board of directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Compensation and Stock Option Committee of the Board of Directors.

     "Common Stock" or "Stock" shall mean the common stock, par value $.01 per share, of the Company.

     "Corporation" shall mean the Company and its Subsidiaries and Affiliates.

     "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

     "Employee" shall mean any employee of the Corporation.

     "Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of Section 422 of the Code.
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     "Nonqualified Stock Option" shall mean a stock option granted under Section
6 which is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Nonqualified Stock
Option.

     "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

     "Payment Value" of an earned Performance Share shall mean the fair market value of a share of Common Stock on the day of the Committee's determination under Section 8(c)(2) with respect to the applicable Performance Cycle.

     "Performance Cycle" or "Cycle" shall mean the period of years selected by the Committee during which the performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

     "Performance Goals" shall mean the objectives established by the Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Shares which have been contingently awarded for such Cycle are earned.

     "Performance Share" shall mean an award granted pursuant to Section 8 of the Plan.

     "Restricted Period" shall mean the period selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

     "Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

     "Restricted Stock Unit" shall mean a fixed or variable dollar denominated unit contingently awarded under Section 9 of the Plan.

     "Stock Appreciation Right" shall mean a right granted under Section 7.

     "Stock Unit Award" shall mean an award of Common Stock or units granted under Section 10.

     "Subsidiary" shall mean any corporation or other entity in which the Company possesses directly or indirectly 50% or more of the total combined voting power.

     "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Corporation or with which the Corporation combines.

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SECTION 3.  Administration

     The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not executive officers or directors of the Company provided the Committee shall fix the maximum amount of such Awards for the group and a maximum for any one Participant. The Committee's decisions, or the decisions of its delegates, shall be binding upon all persons, including the Company, stockholders, employees, Participants and Designated Beneficiaries.

SECTION 4.  Eligibility

     All Employees who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company are eligible to be Participants in the Plan.

SECTION 5.  Maximum Amount Available for Awards

     (a) The maximum number of shares of Stock in respect of which Awards may be granted under the Plan shall be 2,000,000 shares of Common Stock. No person may receive Awards under the Plan in any calendar year that relate to more than 200,000 shares of Stock. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. In the event that (i) an Option or Stock Appreciation Right expires or is terminated unexercised as to any shares of Common Stock covered thereby or (ii) any award in respect of shares of Common Stock is forfeited or otherwise cancelled for any reason under the Plan, such shares shall thereafter be again available for award pursuant to the Plan. In the event that any Option or other Award granted hereunder is exercised through the delivery of shares of Stock, the number of shares of Stock available for awards under the Plan shall be increased by the number of shares of Stock surrendered.

     (b) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, reorganization, merger, consolidation, split-up, spinoff, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase Common Stock at a price below fair market value or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which may thereafter be made the subject of Awards, in aggregate and with respect to the individual limit set forth in
Section 5(a), (2) the number and kind of shares (or other securities or assets) subject to outstanding Awards, and (3) the grant or exercise price with

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respect to any Award and/or, if deemed appropriate, make provision for a cash payment to a Participant or a person who has an outstanding Award; provided that the number of shares subject to any Award shall always be a whole number.

     (c) Any shares of Common Stock underlying Substitute Awards shall not, except in the case of shares with respect to which Substitute Awards are granted to Employees who are officers or directors of the Company for purposes of
Section 16 of the Securities Exchange Act of 1934 or any successor section thereto, be counted against the shares of Common Stock available for Awards under the Plan.

SECTION 6.  Stock Options

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall establish the option price at the time each Option is granted, which price, except in the case of an Option that is a Substitute Award, shall not be less than 100% of the fair market value of the Common Stock on the date of grant (determined in accordance with procedures established by the Committee). The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any implementing regulations.

     (b) Exercise. (1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award or thereafter, provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of 10 years from the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including any relating to applicable federal or state securities laws, as it may deem necessary or advisable.

     (2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price, or provision therefor, is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing; provided that the combined value of all cash and cash equivalents and the fair market value of any such Common Stock so tendered to the Company, value (in accordance with procedures established by the Committee) as of the date of such tender, is at least equal to such option price.

SECTION 7.  Stock Appreciation Rights

     (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be

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granted, the number of shares to be covered by each Stock Appreciation Right, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with an Option, in addition to an Option or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant nor after the expiration of 10 years from the date of grant, and except for Stock Appreciation Rights which are Substitute Awards, shall have a grant price of not less than 100% of the fair market value of the Common Stock on the date of grant or, if granted in tandem with an Option but at a later time, on the date of grant of such Option (determined in accordance with procedures established by the Committee).

     (b) Each Stock Appreciation Right shall entitle the Participant to receive from the Company with respect to each share covered thereby an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the grant price, provided that the Committee may for administrative convenience determine that, for any Stock Appreciation Right, which is not related to an Incentive Stock Option and can only be exercised during limited periods of time in order to satisfy the conditions of certain rules of the Securities and Exchange Commission, the exercise of any such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the fair market value of the Stock is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee shall determine upon the exercise of a Stock Appreciation Right whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

SECTION 8.  Performance Shares

     (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees who shall be granted Performance Shares, the number of Performance Shares to be granted to each Participant for each Performance Cycle, the Performance Goals for each Performance Cycle, the duration of each Performance Cycle and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

     (b) The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting the Corporation or changes in applicable tax laws or accounting principles or such other factors as the Committee may determine.

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     (c) (1)  The Committee shall, as soon as practicable after the expiration of each Performance Cycle, determine the number of Performance Shares which have been earned on the basis of performance in relation to the Performance Goals established for such Performance Cycle.

     (2) Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the Committee's determination under paragraph (1) above. The Committee shall determine whether Payment Values are to be distributed in the form of cash, shares of Common Stock or a combination of cash and shares of Common Stock.

SECTION 9.  Restricted Stock and Restricted Stock Units

     (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock and Restricted Stock Units shall be granted, the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

     (b) Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by him, together with a stock power endorsed in blank, with the Company or in escrow with an escrow agent designated by the Company. At the expiration of the Restricted Period, the Company shall deliver or cause such certificates to be delivered to the Participant. Payment for Restricted Stock Units shall be made by the Corporation in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

SECTION 10.  Other Stock Based Awards

     (a) In addition to Awards granted pursuant to other provisions of the Plan, subject to the provisions of the Plan, the Committee shall have sole and complete authority to grant to Participants Stock Unit Awards which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 10(b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine with sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

     (b) In the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to the following rules:

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          (1) Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

          (2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided that for any Common Stock to be purchased in connection with a Stock Unit Award, except in the case of a Stock Unit Award which is a Substitute Award, the purchase price shall be at least 50% of the fair market value of such Common Stock on the date such Award is granted (determined in accordance with procedures established by the Committee).

          (3) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

          (4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

          (5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

     (c) In the sole and complete discretion of the Committee, an Award, whether made as a Stock Unit Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9, may provide the Participant with (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award.

SECTION 11.  General Provisions

     (a) Withholding. The Corporation shall have the right to deduct from all amounts paid in cash to a Participant (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Awards hereunder to such Participant. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Corporation the amount of any taxes required to be withheld with respect to such Common Stock, or in lieu thereof, the Corporation shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose fair market value, determined in accordance with procedures established by the Committee, equals the amount required to be withheld.

     (b) Awards. Each Award hereunder shall be evidenced by a writing delivered to the Participant which shall specify the terms and conditions thereof and any rules applicable thereto, including the effect on such Award of the death, retirement or other termination of

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employment of the Participant and the effect thereon, if any, of a change in control of the Company.

     (c) Nontransferability. No Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution, provided, however, that an Award may be transferable, to the
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extent set forth in the applicable Award agreement, (i) if such Award agreement provisions do not disqualify such Award for exemption under Rule 16b-3 under the Securities Exchange Act of 1934, or (ii) if such Award is not intended to qualify for exemption under such rule.

     (d) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Corporation. Further, the Corporation may at any time dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

     (e) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

     (f) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

     (g) Effective Date. Subject to the approval of the stockholders of the Company, the Plan shall be effective on the date of initial stockholder approval. No Awards may be granted under the Plan after the tenth anniversary of the date of the initial stockholder approval.

     (h) Amendment of Plan. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement with which or for which the Board deems it necessary or desirable for the Plan to comply or qualify, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Securities Exchange Act of 1934. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations.

     (i) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in

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any manner not inconsistent with the terms of the Plan, including (1) to change the date or dates as of which (A) an Option or Stock Appreciation Right becomes exercisable, (B) a Performance Share is deemed earned or (C) Restricted Stock or a Restricted Stock Unit becomes nonforfeitable or (2) to cancel and reissue an Award under such different terms and conditions as it determines, with sole and complete discretion appropriate.

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